Exhibit 10.3

CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Chiasma, Inc. 2015 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Chiasma, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 22.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the first underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 6.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: cash flow (including, but not limited to, operating cash flow and free cash flow); sales or revenue; corporate revenue; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Common Stock; economic value-added; development, clinical, regulatory or commercial milestones; acquisitions or strategic transactions, partnerships or joint ventures; operating income (loss); return on capital, assets, equity, or investment; stockholder returns; return on sales; gross or net profit levels; productivity; expense efficiency; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of Stock; sales or market shares; number of customers; operating income and/or other strategic, financial or operational objectives, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs (v) fluctuations in foreign currency transactions, and (vi) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than six months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock

Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 6(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of 2,200,000 shares, plus the shares of Stock remaining available for issuance under the Chiasma, Inc. 2008 Stock Incentive Plan (the “2008 Plan”) as of the Effective Date (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2016 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by four percent (4.0%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares determined by the Administrator (the “Annual Increase”). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated under this Plan or the 2008 Plan (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, (a) the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2016 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 1,500,000 shares of Stock and (b) shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

SECTION 4.	MAXIMUM AWARDS TO NON-EMPLOYEE DIRECTORS

Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $2,000,0000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 but excluding the impact of estimated forfeitures related to service-based vesting provisions.

SECTION 5.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 6.	STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 6 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 6 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 7.	STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 6 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 8.	RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 8(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 8(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 19 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 9.	RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 14 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 19 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 10.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 11.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 12.	PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than six months except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 19 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 4,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $6,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 14.	DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 19 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 15.	TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 15(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 15(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 15(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 16.	TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any

Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 17.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 18.	TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 19.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 19 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 20.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 21.	GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 22.	EFFECTIVE DATE OF PLAN

This Plan shall become effective on the date immediately prior to the date of the Company’s Initial Public Offering following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules or pursuant to written consent. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 23.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: June 30, 2015

DATE APPROVED BY STOCKHOLDERS:             June 30, 2015

CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

ISRAELI ADDENDUM

1.	Purpose of the Addendum: This Israeli Addendum (the “Addendum”) shall form an integral part of the 2015 Stock Option and Incentive Plan (the “Plan”) of Chiasma, Inc. (the “Company”), and it shall apply only to individuals who are deemed residents of the State of Israel for the purpose of Israeli tax laws (“Israeli Participants”).

This Addendum supplements the Plan so that it shall comply with the requirements of the Israeli Tax Ordinance (as defined below).

The Plan and this Israeli Addendum are complimentary to each other and shall be read and deemed as one. Any requirements provided in this Addendum shall be in addition to the requirements provided in the Plan and in the Award Certificate. In the event of conflict, whether explicit or implied, between the provisions of the Plan and this Addendum, the latter shall govern and prevail with respect to grant of Awards to Israeli Participants.

2.	Definitions:

Unless otherwise defined herein, the terms defined in this Addendum shall have the same meaning as set out in the Plan.

For the purposes of this Addendum, the following terms shall have the meaning set forth below:

(a)	“Additional Rights” means any distribution of rights, including an issuance of bonus shares granted in accordance with the terms of the Plan, in connection with Section 102 Trustee Awards (as defined below) and/or with the Stock issued upon exercise of such Awards.

(b)	“Affiliate(s)” means a present or future company that either (i) controls the Company or is controlled by the Company; or (ii) is controlled by the same person or entity that controls the Company, provided that for the purpose of grants made under Section 102, such company is an “employing company” within the meaning of Section 102(a) of the Tax Ordinance.

(c)	“Controlling Shareholder” shall have the same meaning ascribed to it in Section 32(9) of the Tax Ordinance.

(d)	“Employee” solely with respect to to Section 102 Trustee Awards and Section 102 Non-Trustee Awards (as defined below), “Employee” means any Israeli Participant, employed by the Company or any Affiliate of the Company and shall also include Directors and office holders (“Nosei Misra” as such term is defined in the Israeli Companies Law), but exclude any person who is a Controlling Shareholder prior to or after the issuance of the Awards.

(e)

“Fair Market Value” means, without derogating from the definition of Fair Market Value in the Plan and solely for the purpose of determining the tax liability with respect to the grant of Capital Gain Award Through a Trustee pursuant to Section 102(b)(3); (i) if at the date of grant the Company’s stock is listed on any established stock exchange or a national market system or if the Company’s stock will be registered for trading within ninety (90) days following the date of grant, the Fair Market Value of the Stock at the date of grant shall be determined in accordance with the average value of the Company’s Stock on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be; (ii) if the stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or (iii) in the absence of an established market, the Fair Market Value thereof shall be determined in good faith by the Board.

(f)	“ITA” means the Israeli Income Tax Authorities.

(g)	“Lock-up Period” means the period during which the Section 102 Trustee Awards granted to an Israeli Participant or, upon exercise thereof, the Stock underlying the Section 102 Trustee Awards, as well as any Additional Rights distributed in connection therewith are to be held by the Trustee (as defined below) on behalf of the Israeli Participant, in accordance with Section 102 pursuant to the tax route which the Company elects.

(h)	“Section 102” means Section 102 of the Israeli Income Tax Ordinance, and any regulations, rules, orders or procedures promulgated thereunder, all as amended, and the Rules.

(i)	“Non-Employee” means any Israeli Participant who is not an Employee.

(j)	“Rules” means the Income Tax Rules (Tax Relief upon the Allotment of Shares to Employees), 2003, and any regulations, rules, orders or procedures promulgated thereunder, all as amended.

(k)	“Section 3(i)” means Section 3(i) of the Tax Ordinance, and any regulations, rules, orders or procedures promulgated thereunder, all as amended.

(l)	“Section 3(i) Award” means an Award granted to Israeli Participants pursuant to Section 3(i).

(m)	“Section 102 Trustee Award” means an Award (other than a Cash-Based Award) granted to Israeli Participants that by its terms qualifies and is intended to qualify under the provisions of Section 102(b) of the Tax Ordinance (including the Section 102(b) Route Election (as defined below)), as either:

(1)	“Ordinary Income Award Through a Trustee” for the special tax treatment under Section 102(b)(1) and the “Ordinary Income Route”, or

(2)	“Capital Gain Award Through a Trustee” for the special tax treatment under Section 102(b)(2) and the “Capital Route”.

(n)	“Section 102(b) Route Election” means the right of the Company to choose either the “Capital Route” (as set under Section 102(b)(2)), or the “Ordinary Income Route” (as set under Section 102(b)(1)), subject to the provisions of Section 102(g) of the Tax Ordinance.

(o)	“Section 102 Non-Trustee Award” means an Award granted not through a trustee under the terms of Section 102(c) of the Tax Ordinance.

(p)	“Tax Ordinance” means the Israeli Income Tax Ordinance, 1961.

(q)	“Trustee” means a person or an entity, appointed by the Board and approved in accordance with the provisions of Section 102, to hold in trust on behalf of the Israeli Participants the Section 102 Trustee Awards, or the Stock underlying the Section 102 Trustee Awards upon exercise thereof, as well as all Additional Rights granted in connection therewith, in accordance with the provisions of Section 102.

(r)	“Trust Agreement” means a written agreement between the Company and the Trustee, which sets forth the terms and conditions of the trust and is in accordance with the provisions of Section 102.

3.	Administration: Further to the authorities of the Administrator, as detailed in the Plan, with regard to this Addendum, the Administrator shall have full power and authority to: (i) designate Awards granted under this Addendum as either a Section 102 Trustee Award, Section 102 Non-Trustee Award or Section 3(i) Award; (ii) make a Section 102(b) Route Election; (iii) adapt the forms of Award Certificates to include provisions regarding the grant of Awards in accordance with this Addendum and any applicable law; and (iii) determine any other matter and execute any document which are necessary or desirable for, or incidental to, the administration of the Addendum and the grant of Awards hereunder, including without limitation the appointment of a Trustee, the execution of a Trust Agreement and any other document necessary for submission of the Plan and this Addendum to the ITA.

4.	Eligibility: Subject to the terms and conditions of the Plan, Section 102 Trustee Awards and Section 102 Non-Trustee Awards may be granted only to Employees. Section 3(i) Awards may be granted only to Non-Employees.

5.	Section 102(b) Route Election: No Section 102 Trustee Award may be granted under this Addendum, unless and until, the Company’s Section 102(b) Route Election is appropriately filed with the ITA before the first date of grant of Section 102 Trustee Award. The Section 102(b) Route Election shall obligate the Company in accordance with the provisions of Section 102(g) of the Tax Ordinance. For avoidance of doubt, it is clarified that the Company does not obligate itself to file a Section 102(b) Route Election, and in any case, such Section 102(b) Route Election shall be at the sole discretion of the Company. It is further clarified that such Section 102(b) Route Election shall not prevent the Company from granting Section 102 Non-Trustee Awards simultaneously.

6.	Trustee:

6.1.	Section 102 Trustee Awards, which shall be granted under the Addendum and any shares of Stock issued upon exercise thereof shall be issued to and in the name of the Trustee who shall hold the same in trust for the benefit of the Employees at least for the applicable Lock-up Period. Upon the expiration of the Lock-up Period and subject to any further period included in the Plan and/or in the Award Certificate, the Trustee may release Section 102 Trustee Awards or shares of Stock issued upon exercise thereof only after the Employee’s full payment of his or her tax liability in connection therewith due pursuant to the Tax Ordinance and the Rules.

6.2.	Notwithstanding the above, in the event that an Employee shall elect to release Section 102 Trustee Awards or the Stock issued upon exercise of such Awards prior to the expiration of the Lock-up Period, the sanctions under Section 102 shall apply to and shall be borne solely by the Employee.

6.3.	Any Additional Rights distributed to Employees shall be deposited with and/or issued to the Trustee for the benefit of the Employees, and shall be held by the Trustee for the applicable Lock-up Period in accordance with the provisions of Section 102 and the Rules.

6.4.

As a condition to the grant of any Section 102 Trustee Awards, the Israeli Participant shall provide the Company and the Trustee with a written undertaking and confirmation under which the Israeli Participant confirms that he/she is aware of the provisions of Section 102 and the applicable Section 102(b) Route Election and agrees to the provisions of the Trust Agreement (including the ancillary trust note thereto) between the Company and the Trustee and agrees to comply with the Tax Ordinance, the Rules and the provisions of the Trust Agreement, and undertakes not to release, by sale or transfer, the Sectoin 102 Trustee Award, and the Stock issued pursuant to the exercise of Awards, and all rights attached thereto (including

Additional Rights) prior to the lapse of the applicable Lock-up Period. The Israeli Participant shall not be entitled to sell or release from trust the Section 102 Trustee Award, nor the Stock issued pursuant to the exercise thereof, nor any right attached thereto (including Additional Rights), nor to request the transfer or sale of any of the same to any third party, before the lapse of the Lock-up Period. The Israeli Participant shall further agree to exempt the Company and the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, the Addendum and any Award, Stock or other rights received in connection therewith.

6.5.	For as long as the Trustee holds shares of Common Stock in trust for the benefit of the Employees, the Trustee shall not use the voting rights vested in such Stock, and shall not exercise such rights in any way whatsoever. In the event the right to vote such Shares is held by the Trustee pursuant to Section 102, then upon the exercise of any Award the Trustee shall execute a voting proxy in such form as may be prescribed by the Administrator, subject to the provisions of Section 102.

7.	The Company may grant Section 102 Trustee Awards only after the passage of thirty (30) days’ following the delivery, to the ITA, of a request for approval of the Plan and the Addendum as well as the Trustee according to Section 102, or after a shorter period, if approved by the ITA. Notwithstanding the above, if within ninety (90) days’ following the delivery of such request, the tax officer notifies the Company of its decision not to approve the Plan and/or the Addendum, the Awards, which were intended to be granted as Section 102 Trustee Awards, shall be deemed to be Section 102 Non-Trustee Awards, unless otherwise was approved by the tax officer.

8.	Tax Consequences: Any tax consequences arising from the grant or exercise of an Award, from the issuance or sale of Stock covered thereby or from any other event or act (of the Israeli Participant, the Company, its Affiliate or the Trustee) hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates and/or the Trustee shall withhold all applicable taxes according to the requirements under the Tax Ordinance, the Rules and any other applicable laws, rules, and regulations, including withholding taxes at source. The Company and/or the Trustee shall not be required to release any Awards or issue any underlying Stock until all required payments have been fully made.

The Company may require, as a condition to the grant of the Awards or the issuance of Stock upon exercise of Awards, that an Israeli Participant provide a security or guarantee to the satisfaction of the Company, to secure payment of all taxes which may become due upon the future transfer of his/her Stock to be issued upon the exercise of his/her outstanding Awards.

Furthermore, the Israeli Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any Awards or underlying Stock issued to the Employee.

To the extent that Section 102 and/or the tax officer’s approval require the Plan and/or this Addendum and/ or the Award Certificate to contain specified provisions in order to qualify the Awards for the tax treatment under Section 102, such provisions shall be deemed to be stated herein and/or in the Award Certificate, as applicable, and to be binding upon the Company, any Affiliate and the Israeli Participant.

The provisions in the Plan relating specifically to the tax status of Awards granted in the U.S shall not apply to Awards granted under this Israeli Addendum.

9.	Subordination to the Ordinance: The Awards, the Plan, this Addendum and any applicable agreements are subject to the applicable provisions of the Ordinance, which shall be deemed an integral part of each, and which shall prevail over any term that is inconsistent therewith.

10.	Additional Documents: Israeli Participants may be required to execute, in addition to the Award Certificate, any and all other documents required by the Company or any Affiliate, (including without limitation any customary documents and undertakings towards the Trustee, if applicable, and/or any tax authorities). Notwithstanding anything to the contrary in the Plan or in this Addendum, no Award shall be deemed granted unless all documents required by the Company or any Affiliate to be signed by the Israeli Participant prior to or upon the grant of such Award, shall have been duly signed and delivered to the Company or such Affiliate.

11.	Non-Transferability: Notwithstanding anything in the Plan to the contrary, with regard to Section 102 Trustee Awards and the Stock issued upon exercise of such Awards, as long as such Awards and/or Stock are held by the Trustee on behalf of the Employee, all rights of the Employee with respect thereto are personal and cannot be transferred, assigned, pledged or mortgaged, other than by will or by the laws of descent and distribution.

12.	Governing Law: This Addendum and all instruments issued thereunder or in connection therewith shall be governed by and construed and enforced in accordance with the applicable laws of the state of Israel, without giving effect to the principles of conflict of laws. The competent courts of Tel Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Addendum.

*        *        *

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Expiration Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
( %)

( %)

( %)

( %)

( %)

*	Max. of $100,000 per yr.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

2

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company (including the Restrictive Covenant Agreement); (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; (iii) the Optionee’s material breach of material responsibilities to the Company or willful failure to comply with lawful directives of the Board or written policies of the Company; (iv) the Optionee’s provision of false information or misrepresentation of information used by the Company in hiring, evaluating or promoting the Optionee; (v) any material misconduct that seriously discredits or damages the Company or any of its affiliates; or (vi) willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

3

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

4

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

5

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

6

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Expiration Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)

( %)

( %)

( %)

( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

2

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company (including the Restrictive Covenant Agreement); (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; (iii) the Optionee’s material breach of material responsibilities to the Company or willful failure to comply with lawful directives of the Board or written policies of the Company; (iv) the Optionee’s provision of false information or misrepresentation of information used by the Company in hiring, evaluating or promoting the Optionee; (v) any material misconduct that seriously discredits or damages the Company or any of its affiliates; or (vi) willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise

3

determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process,

4

register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Expiration Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)

( %)

( %)

( %)

( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a

2

holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination for Cause. If the Optionee’s service as a Director is terminated for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in a written agreement between the Company and the Optionee, the Administrator’s determination that the Optionee shall be dismissed as a result of the Optionee’s fraudulent statements or acts with respect to the Company or any affiliate of the Company.

(c) Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death or a termination for Cause, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the

3

laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

4

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE CONSULTANTS

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Expiration Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Consultant of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service to the Company or a Subsidiary as a Consultant on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
( %)

( %)

( %)

( %)

( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

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(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination as Consultant. If the Optionee ceases to be a Consultant to the Company or a Subsidiary for any reason, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to provide services, for a period of three months from the date the Optionee ceased to provide services or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Consultant to the Company or a Subsidiary shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue as a Consultant or Service Provider. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Consultant or other service provider to the Company or a Subsidiary.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the

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Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

4

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
( %)

( %)

( %)

( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv)

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authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
( %)

( %)

( %)

( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service. If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7. No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Pursuant to the Chiasma, Inc. 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Chiasma, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to provide services to the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
( %)

( %)

( %)

( %)

( %)

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

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9. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s service with the Company or any Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CHIASMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

4

CHIASMA, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

ISRAELI PARTICIPANT UNDERTAKING

The following is a summary of the current tax consequences that may apply to Israeli Participants who receive Awards under the Chiasma, Inc. 2015 Stock Option and Incentive Plan (the “Plan”). This summary is necessarily incomplete and not intended to be legal or tax advice to any particular Israeli Participant and should not be considered as such. If you have any doubt or are otherwise unsure as to your ability to qualify for the tax treatment described below, you should consult your own tax advisor to discuss your specific situation. Defined terms used in this Undertaking without definition shall have the meaning set forth in the Plan or the Israeli Addendum to the Plan (the “Israeli Addendum”).

1.	ISRAELI PARTICIPANTS

In Israel, the Plan is extended to employees of the following entity: Chiasma (Israel) Ltd. (jointly with Chiasma, Inc. the “Company”).

2.	TAX TREATMENT

The Awards (other than Cash-Based Awards) and/or Stock will be granted to you under the provisions of Section 102(b)(2) of the Income Tax Ordinance (the “Ordinance”) under the Capital Gains Route.

According to the provisions of Section 102(b)(2) of the Ordinance, the Awards (other than Cash-Based Awards) and/or Stock granted to you and all Additional Rights will be deposited with an Israeli trustee (the “Trustee”), who shall hold the same in trust, on your behalf, for a period of at least 24 months following their deposit with the Trustee (the “Lock-Up Period”). The Trustee will be responsible for the withholding of the applicable tax and delivery of the same to the tax authorities. The Company will indicate in its records that the Awards (other than Cash-Based Awards) and/or Stock are held by the Trustee in the name of the Beneficiary.

Taxation will occur upon the sale or transfer of the Awards (other than Cash-Based Awards) and/or Stock from the Trustee. No Award or Stock will be granted to you unless and until all applicable tax withholdings have been made and delivered to the Tax Authorities.

3.	REPRESENTATIONS AND UNDERTAKING

By executing this Undertaking and accepting the grant of the Awards under the Plan, I hereby acknowledge, represent and confirm that:

(a)	I have read and understood the contents of the Plan, the Israeli Addendum and this Undertaking and I accept the terms and conditions of the Plan and the Israeli Addendum, which are described, inter alia, in these documents.

(b)	I am familiar with the terms and provisions of Section 102, and in particular Section 102(b)(2)- Capital Gain Route, and hereby accept the Awards subject to all of the terms and provisions of Section 102(b)(2).

(c)	I wish all issuances of Awards (other than Cash-Based Awards) and/or Stock under the Plan be deposited with a Trustee and designate such deposit with the Trustee selected by the Company, who shall hold such Awards (other than Cash-Based Awards) and/or Stock in accordance with the provisions of Section 102 of the Tax Ordinance.

(d)	In the event that any Additional Rights shall be distributed with respect to the Awards and/or Stock, such Additional Rights shall be deposited with the Trustee, who shall be responsible for the withholding of the applicable tax thereon and delivery of the same to the tax authorities, and shall also be subject to the provisions of Section 102, including the Lock-Up Period.

(e)	I shall not sell nor transfer from the Trustee the Awards (other than Cash-Based Awards) and/or Stock until the end of the Lock-Up Period, except that if choose to sell or transfer from the Trustee the Awards (other than Cash-Based Awards) and/or Stock prior to the end of the Lock-Up Period I shall reimburse the Company (or its Affiliate that employs or engages the undersigned) upon its first demand for any tax or any other, levy or expense that the Company or, if applicable, its affiliates, shall bear as a result of such sale or withdrawal, including but not limited to, the employer portion of payment to social security (“Bituach Leumi”) plus linkage and interest in accordance with the law, and any such amount shall be deemed a debt of the undersigned to the Company (or its Affiliate), which may be deducted or set off from any amounts payable to the undersigned, and the Awards and/or Stock will not be released until such time as all taxes have been paid.

(f)	I will notify the Trustee in writing in the event that I wish to remove the Awards and/or Stock from the possession of the Trustee. Prior to receiving the Awards and/or Stock from the Trustee, the Trustee will deduct tax at a rate applicable in accordance with the Ordinance.

(g)	The Trustee shall not be liable for any action or omission taken on its part in connection with the administration of the Plan, provided that the Trustee acted reasonably and in good faith and in accordance with the applicable provisions of Section 102 and the Tax Ordinance.

I further acknowledge and agree that: (i) the Plan and the grant of the Awards under the Plan is discretionary in nature and occasional, and does not create any contractual or other right to receive future grants of Awards and/or Stock, or benefits in lieu even if Awards and/or Stock have been granted repeatedly in the past; (ii) my participation in the Plan is voluntary; (iii) the value of the Awards and/or Stock is an extraordinary item of compensation, which is outside the scope of my employment agreement, if any. The Awards and/or Stock are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any social benefits, severance, end of service payments, bonuses, long-service awards, pension or similar payments; (iv) the future value of the Awards and/or Stock granted under the Plan is unknown and cannot be predicted with certainty, and the Company makes no express or implied promise about the financial gain or loss to be achieved through participation in the Plan; (v) my engagement with the Company or any Affiliate of the Company may be terminated at any time, with or without cause, by the Company or any affiliate of the Company and neither participation in the Plan nor the grant of Awards and/or Stock thereunder shall obligate the Company or any affiliate of the Company to engage the undersigned for any particular length of time nor confer any right with respect to continuing my status as an Employee.

4.	DATA PRIVACY

The Company will collect, process, use and deliver personal data of Israeli Participants for the purpose of executing and managing the Plan and the exercise of your rights thereunder, as well as for any other aspect required in connection with your employment with the Company.

By accepting the Awards and participating in the Plan, the Israeli Participant hereby expressly: (i) authorizes the Company, any affiliate of the Company, the Trustee and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company, to any affiliate of the Company, to the Trustee or to any such agent such information and data as shall be requested in order to facilitate the grant of Awards and/or Stock and the administration of the Plan; (ii) waives any data privacy rights he may have with respect to such information; and (iii) authorizes the Company, any affiliate of the Company, the Trustee and any such agent to store and transmit such information in electronic form; and (iv) approves and consents, in any case, for the transfer of information, its storage and usage outside of Israel and this for the purposes listed above.

Please note that providing such data is not required under law and it is subjected to your sole consideration. You are free to decide whether you want to grant or deny your consent. If you decide to deny your consent then no further action is required. Please understand, in this case the Company would not be able to comply with the legal requirements associated with the participation in the Plan, and as a consequence you will not be able to participate in the Plan.

Signed at                      (insert name of the place), on              20    .

                     (signature)

Name (please print)

TRUST AND SERVICES AGREEMENT (“Agreement”)

Executed in                     on the     day of              2015

Between

(1)	Chiasma, Inc., of 60 Wells Avenue, Suite 102, Newton,, MA 02459, U.S.A., ; Tel: Facsimile: (the “Parent Company”);

(2)	Chiasma (Israel) Ltd., of 10 Hartom St, Jerusalem 91450, Israel; Tel: +972-2-571-5885; Facsimile: +972-2-571-5886 (the “Company”);

(3)	ESOP Management and Trust Services Ltd. Of Amot Tower, 25 Efaal St. Petach Tikvah, 4951125, Israel; Tel. No. 972-3-5757088; Facsimile: 972-3-7602636 (the “ESOP”);

Whereas	The Parent Company has adopted incentive plans known as “Chiasma, Inc. Stock Option Plan 2003” and “Chiasma, Inc. 2015 Stock Option and Incentive Plan” together with a sub-plan for Israeli taxpayers (the “Incentive Plans”) attached hereto as Exhibit “A1” and “A2” and the “Chiasma, Inc. 2015 Employee Stock Purchase Plan” together with a sub-plan for Israeli taxpayers (the “ESPP”) attached hereto as Exhibit “B” (together, the Incentive Plans and the ESPP the “Plans”), under which it may grant non-tradable options, non-tradable restricted stock units and rights to purchase shares under the terms of the Plans (respectively “Option”, “RSU” and “ESPP”, and together “Awards”), exercisable into or resulting in common stock of the Parent Company (the “Shares”) to certain employees of the Company (the “Employees”); and

Whereas	the Options and RSU granted and to be granted under the Plans will be subject to taxation under the new and amended Section 102 of the Israeli Income Tax Ordinance [New Version], 1961 (the “Ordinance”), pursuant to the Capital Gain Track and the Income Tax Rules (Tax Relief upon the Allotment of Shares to Employees), 2003, as may be amended from time to time (the “Rules”); and

Whereas	the Company may apply for a tax ruling or an agreement with the Israeli Tax Authority concerning the Awards, subject to ESOP’s approval that it can comply with the provisions of the tax ruling or agreement (“Tax Ruling”);

Whereas	ESOP has received a general approval from the Israeli Income Tax Authorities to serve as a trustee;

Whereas	The Parent Company and the Company would like to retain certain services with regard to Awards granted to the Employees, as provided in this Agreement, and ESOP agreed to provide such services;

Whereas	ESOP shall provide all trading and clearing services through Excellence Brokerage Services Ltd (hereinafter: “Excellence”).

Whereas	The Parent Company and the Company have been introduced to ESOP’s computerized program (the “Program”), which will be used to implement the Parent Company’s Plans and to execute instructions received from the Company, the Parent Company and/or the Employees in connection with Awards granted under the Plans, as provided in this Agreement and Exhibits.

NOW THEREFORE the parties hereby agree as follows:

1.	Introduction

1.1	The recitals and exhibits hereto constitute an integral part hereof.

1.2	The clause headings are solely for convenience and shall not be applied in the interpretation of this Agreement.

2.	ESOP’s declarations and undertakings

2.1	ESOP will provide the Parent Company and the Company with the services, as detailed in this Agreement and in the exhibits to this Agreement (the “Services”).

2.2	ESOP will be responsible for making all necessary arrangements for the provision of the Services, including any arrangements with third parties, as may be necessary to carry out the Services. ESOP declares that it shall only engage third parties who have all permits, licenses, and approvals necessary for furnishing the Services, and shall notify Parent Company of any third parties it engages to provide Services hereunder. Should the Parent Company and/or the Company require ESOP to provide certain Services through a specific service provider (e.g., a certain U.S. broker), ESOP shall make its best efforts to provide the Services through such third party.

2.3	ESOP undertakes to devote its best abilities and efforts to the performance of its obligations under this Agreement and to the provision of the Services skillfully and loyally. ESOP warrants and undertakes that there is no legal, commercial, contractual or other restriction, which precludes or might preclude it from completely performing its obligations pursuant to the Agreement.

2.4	Nothing in this Agreement restricts the Parent Company from amending the Plans. In the event of any amendment, subject to Section 16.2, ESOP will make its best efforts to provide the modified or additional services required by the Parent Company and the Company.

2.5	ESOP undertakes to devote its best abilities, efforts and resources to the performance of its obligations under this Agreement and the diligent and prompt fulfillment thereof, which obligations shall be carried out in a professional manner consistent with high industry standards, to the satisfaction of the Parent Company and in accordance with the terms of this Agreement. ESOP further represents and warrants that ESOP, and its employees engaged in the provision of Services hereunder, as the case may be, have all the knowledge, the experience, the professional skills, the resources and the financial ability necessary or required to assure the prompt and diligent fulfillment of ESOP’s obligations under this Agreement.

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3.	Scope of Agreement

3.1	This Agreement shall apply to the Plans and to any additional plans as shall be determined, from time to time, by the Parent Company, subject to ESOP’s consent to provide Services also in connection with such additional plan and subject to an additional fee to be paid to ESOP for the additional services, as shall be agreed upon between the parties.

3.2	The provisions of this Agreement shall also apply to any stock dividend/bonus share issued or distributed to the Employees in respect of the Shares.

4.	The Services for Awards

4.1	For the purpose of executing this Agreement, ESOP shall ensure that the following call center support will be available:

4.1.1	Professional support: qualified and trained customer service representatives are available for the Employees between the hours of 10:00 and 17:00 Israel time (GMT+02:00), Sundays through Thursdays (only on Israeli business days).

4.1.2	Trading support: qualified and trained traders are available for the Employees in all NASDAQ and TASE trading hours (besides “Yom Kippur”).

4.2	ESOP shall appoint a contact person through whom all communication between ESOP, the Parent Company and the Company will take place.

5.	Deposit of the Awards

5.1	Upon the execution of this Agreement and in no later than forty five (45) days following each grant of new Awards, the Parent Company and/or the Company will deliver to ESOP a copy of the board resolution (or that of an authorized board committee) and a report detailing:

5.1.1	Employee’s full name (in English and in Hebrew), Employee’s I.D., Employee’s home address, bank account details, desired currency and Employee’s Email address;

5.1.2	The Employee’s employment status (active or terminated);

5.1.3	Number of Awards granted to each Employee;

5.1.4	Award number with the Parent Company;

5.1.5	Awards type granted to each Employee (e.g. Options, RSU or ESPP);

5.1.6	Grant date of each Award (purchase date with regards to ESPP);

5.1.7	Periods following which an Award, or a part thereof, is vested and convertible into Shares (“Vesting Schedule”);

5.1.8	Price required to be paid by each Employee, if relevant (“Exercise Price” for Options and “Purchase Price” for ESPP);

5.1.9	The Israeli tax class (e.g. 102);

5.1.10	Expiration date of each Option or Award (“Expiration Date”).

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5.1.11	Termination schedule (“Termination schedule”).

5.1.12	Other terms, conditions and restrictions as the board of directors or the compensation committee, at its discretion, may prescribe from time to time;

5.2	In connection with any issuance of Options and RSU, and subject to any future instructions by the Tax Authorities to do otherwise, the Parent Company shall provide ESOP, within 45 days from the date of the board’s resolution (or that of an authorized board committee) to approve such issuance (the “Board’s Resolution”), with a detailed list regarding such issuance, which shall include all relevant details, including the Employees’ personal details as specified to section 5.1 above.

5.3	The Parent Company or the Company shall provide ESOP with a signed grant agreement or any other written document in which the Employees have provided their consent to the grant as required under Section 102 within 90 days from the board’s resolution, and subject to any future instructions by the Tax Authorities to do otherwise.

Each Employee shall consent to comply with the terms set out in Section 102 of the Ordinance and the Rules, the Plans and this Trust Agreement and shall undertake, according to Section 102 and the Rules, not to release the Shares from trust or sell the Shares before the end of the Holding Period, unless the Employee pays all taxes which may arise in connection with such release or sale and complies with the provisions regarding incompliance with the Holding Period, in Section 102(b)(4) of the Tax Ordinance and the Rules.

5.4	The Parent Company and/ or the Company shall notify ESOP of any changes to the abovementioned information following the occurrence of such changes. Without derogating from the above, in the event that the Parent Company issues dividend shares, merges with another entity, performs a stock split, recapitalization, consolidation, or makes other similar transaction in connection with its share capital, the Parent Company and/or the Company shall notify ESOP of the effects of such events on the information previously provided by the Parent Company to ESOP.

5.5	All Shares resulting from the exercise of Awards shall be transferred by the Parent Company to ESOP’s Trust Account, and shall be held by ESOP for the benefit of the Employees, in their respective designated trust accounts maintained under the Trust Account, according to the provisions hereof and the Rules.

5.6	In the event that Awards are transferred under a testamentary instrument or by operation of law, the provisions of this Agreement shall apply to the heirs or transferees of the Employee concerned.

5.7

The Parent Company and/or the Company shall notify ESOP in writing of the commencement and the end of any black out period in which Employees are prohibit from exercising and/or selling their Awards, and to whom such period shall apply, at least 2 business days before the commencement of such period. For clarity, in this Agreement a business day shall be defined as the days and hours during which each party to this Agreement shall conduct its normal business

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operations (“Business Day”). It is understood that the Business Day for a party conducting business in the United States will vary from the Business Day of another party conducting business in Israel.

6.	The End of the Holding Period

6.1	ESOP hereby undertakes to hold in trust the Options and RSU and the Shares resulting from them, in accordance with Section 102 of the Ordinance and the Rules, until the end of the minimal holding period as defined and required under Section 102 of the Ordinance and the Rules (the “Holding Period”), unless the Employee requires to release the Awards and/or Shares from trust prior the end of the Holding Period and pays all taxes which may arise in connection with such release or sale and complies with the provisions regarding incompliance with the Holding Period, detailed in Section 102(b)(4) of the Tax Ordinance and the Rules, which shall be determined by ESOP in coordination with the Parent Company and/or the Company.

6.2	Without prejudice to the aforesaid, ESOP shall continue to hold, according to Section 6.1 above, the Awards, and resulting Shares, after the end of the Holding Period until the Shares are released at the request of the Employee, subject to the provisions of this Agreement and the Plans.

6.3	At any time after the end of the Holding Period and the vesting period determined by the Parent Company, the Employee shall be entitled to instruct ESOP to release the Shares in accordance with the provisions hereof. ESOP shall promptly comply with the instructions of the Employee provided that ESOP has received, prior to such release, an approval from the Israeli Tax Authority according to which all taxes required under applicable law in connection with the release of the Shares have been paid by the Employee.

6.4	Until all taxes have been paid, the Awards and resulting Shares, may not be transferred, assigned, pledged, encumbered, or otherwise willfully hypothecated or disposed of, and no power of attorney or deed of transfer, whether for immediate or future use may be validly given. Notwithstanding the foregoing, the Awards and resulting Shares may be validly transferred in a transfer made by virtue of laws of succession, will or by other operation of law, provided that the transferee thereof shall be subject to the provisions of Section 102 of the Ordinance, the Rules and the Plan as would have been applicable to the Employee had he or she survived.

6.5	Furthermore, in the event that the Awards by virtue of laws of succession, will or by other operation of law, the provisions of this Agreement shall apply to the heirs or transferees of the Employee.

7.	Creation and Maintenance of Register

7.1	ESOP shall create and maintain an up-to-date register, based on the information provided by the Parent Company and the Company and based on the transactions administrated by it.

7.2	ESOP shall provide an up-to-date register on the last Business Day of each quarter to the Company for reconciliation to ensure that the database is accurate and up to date.

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7.3	The Parent Company shall provide ESOP from time to time in writing the names of the Contact Persons, who shall be working in connection with the Program and who shall be able to view any of the information included within the Register, or request any report.

8.	Performance of Transactions

Subject to the Expiration Date, Termination Schedule and the Vesting Schedule, the Employee may at any time, perform any of the following transactions. Each transaction shall be carried out in according to the process as follows:

8.1	Exercise of Options without subsequent sale of the underlying Shares, shall be performed in accordance with the procedures set forth in Exhibit 8.1.

8.2	Exercise of Options and immediate subsequent sale of the underlying shares, shall be performed in accordance with the procedures set forth in Exhibit 8.2.

8.3	Receiving shares resulting from the lapse of vest of RSU or purchase of ESPP shares shall be performed in accordance with the procedures set forth in Exhibit 8.3.

8.4	Sale of Shares held by ESOP shall be performed in accordance with the procedures set forth in Exhibit 8.4.

8.5	Transfer of Shares held by ESOP to the Employee’s personal bank account shall be performed in accordance with the procedures set forth in Exhibit 8.5.

9.	Trust Services

9.1	Regarding the Awards, ESOP shall serve as a trustee according to the Israeli Tax Authority’s approval given in accordance with Section 102 of the Ordinance, in relation to all Awards granted to Employees.

9.2	In the event of issuing any rights in respect of the Shares, including bonus shares, the Parent Company and the Company shall ensure the issuance and deposit of such rights with ESOP.

9.3	ESOP shall make its best efforts to cooperate with the Parent Company and Company to adapt the Services to any Tax Ruling.

10.	Tax Withholding and Payment of the Proceeds of Sale to the Employee

10.1	ESOP shall open separate bank accounts in the name ESOP for the benefit of each Employee at Excellence Nessuah Brokerage Services Ltd. (the “Bank” and the “Trust Accounts”, respectively). Signature rights in such Trust Accounts shall belong to ESOP alone. Nevertheless ESOP shall not perform any action or transaction in the Bank Account other than in accordance to this Agreement.

10.2	Each Employee shall bear all expenses, commissions and any Bank fees set forth in Exhibit 10, regarding transactions performed on his behalf in the Trust Account.

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10.3	The tax due shall be transferred by ESOP to the Company in NIS in order for the Company to make the tax withholding in the following manner:

ESOP shall transfer the percentage, detailed below, from the Employee’s taxable income to the Company’s bank account, according to the Company’s instructions (“Company’s Account”):

10.3.1	With respect to the capital gain portion, if any, twenty five percent (25%) of the capital gain taxable income; and

10.3.2	With respect to the “ordinary employment” income portion (as such is recognized under the Tax Ordinance), if any, sixty two percent (62%) of the Employee’s taxable income (which percentage may be changed from time to time by written notice of the Company to ESOP).

10.4	Unless otherwise instructed by the Company, ESOP shall withhold any tax required to be withheld with respect to Awards and/or Shares held by Terminated Employees, as defined in section 12 below. The Company will transfer to the social security and health care payment (employer’s portion) according to ESOP’s calculation, immediately upon ESOP’s request.

10.5	Once a month, ESOP will provide the Company with a report detailing the tax withheld according to Section 10.3 above, the transfers made to the Company’s Account and the identity of the Employee from which such tax was deducted.

10.6	The Parent Company and the Company confirms and acknowledges their obligation to transfer Israeli taxes may apply even in the event of Employee’s relocation from Israel, and Parent Company shall ensure that all grants are properly characterized in its database and that with the Parent Company’s broker, to ensure that Israeli withholding may be properly performed.

10.7	Within five (5) Business Days from the receipt of the Proceeds of Sale, ESOP shall transfer the Net Proceeds of Sale to the bank account requested by the Employee and in the Employee’s chosen currency. For the avoidance of all doubt, any amounts transferred by ESOP shall be wired in NIS to the account detailed in Section 6.1 above, unless the Employee requested otherwise in advance in the form attached hereto as Exhibit 10.7.

10.8	Subject to the provisions of the Ordinances, or the Rules and regulations prescribed under the Ordinance, and the provisions hereof, the Company will be responsible for the appropriate tax withholding.

10.9	The Company is obliged to send ESOP within 60 days as of the end of each month on which a sale or transfer was executed, a copy of the Employee’s pay slip, or a proof by the Company’s finance department which indicates the exact tax withheld per each Employee.

10.10	ESOP will have no responsibility and will be exempt of any damage that may occur due to any mistake in the tax calculations, provided that (i) such mistake results from false information provided to ESOP by the Parent Company, the Company or any Employee (only if the information provided by the Employee was acknowledged by the Company), or (ii) ESOP has acted diligently in good faith and in accordance with best commercial practice and the terms of this Agreement, with Section 102 of the Ordinance and the Rules and any applicable Tax Ruling.

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11.	Exercise of Shareholders’ Powers

11.1	ESOP shall not be required or allowed to exercise any power vested in the Shares, other than in accordance with the terms of this Agreement.

11.2	ESOP shall not be required to represent the Employees as shareholders in the Parent Company or to participate in any general meetings of the Parent Company, or to carry out any other action in connection with the Parent Company as a result of ESOP’s holding of any Shares. Notwithstanding the above, ESOP shall grant an Employee the appropriate powers of attorney for the purpose of participation in general meetings of the shareholders of the Parent Company in the name and in place of ESOP, should ESOP be so requested in writing by such Employee or any person appointed by the Employee as the Employee’s proxy.

12.	Termination of employment

The Parent Company and/or Company shall notify ESOP, in writing, as soon as reasonably practicable, of any termination of an Employee’s employment with the Company, for whatever reason (the “Terminated Employee”), and shall notify ESOP of the status of such Terminated Employee’s Awards and/or Shares. ESOP shall update the Program and the Registrar according to the information provided. ESOP shall ensure that the Terminated Employee’s instructions are in compliance with the provisions of the Plan. ESOP shall only be required to determine the rights of the Employee under the applicable Plan, or against the information provided by the Parent Company and/or Company, and not based on any information provided to ESOP by such Terminated Employee.

13.	Information and Reports

ESOP undertakes to prepare and file (after the Parent Company’s and the Company’s approval) with the Israeli Tax Authority any report necessary to be filed by a trustee under the Ordinance or the rules and regulations prescribed under Section 102 of the Ordinance (respectively the “Rules” and the “Reports”) within the time frame stated therein. ESOP shall provide the Parent Company and the Company with copies of the Reports for their approval, at least 30 days prior to its annual submission to the Tax Authorities. The Parent Company and Company undertakes to reply to ESOP within 20 days of receipt of the Report.

14.	Responsibilities and Indemnification

14.1	ESOP shall not be responsible for any act and/or omission arising from information, guidance or instruction, which were given by the Parent Company and/or the Company and/or the Employee (only if such information, guidance or instruction by the Employee was acknowledged by the Company) in writing, provided that (i) ESOP was unaware that acting in reliance of such information, guidance or instructions might cause loss or damage; and (ii) ESOP acted in good faith; (iii) ESOP’s acts or omissions were reasonable and without negligence; and (iv) ESOP’s acts or omissions do not constitute a breach of this Agreement or of Section 102 of the Ordinance and the Rules or any Tax Ruling.

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14.2	ESOP shall not be responsible for any act and/or omission arising from the performance of this Agreement, unless such act or omission by ESOP is (i) negligent, (ii) intentional misconduct, or (iii) constitutes a breach of any terms or provisions of this Agreement or of Section 102 of the Ordinance and the Rules or any Tax Ruling.

14.3	ESOP shall indemnify and hold the Parent Company or the Company harmless from and against all direct losses, claims, damages or liabilities to the extent they arise, in whole or in part, from or in consequence of (i) ESOP’s breach of any term or provision of this Agreement, or of Section 102 of the Ordinance and the Rules or any Tax Ruling; or (ii) any gross negligent or willful misconduct by ESOP under this Agreement.

14.4	The Parent Company and the Company hereby undertake to indemnify ESOP in respect of any damage, expense or loss of any kind that ESOP may incur as a direct result of performance of its duties under this Agreement (including reasonable lawyers’ fees), provided that ESOP acted in a reasonable manner, without negligence and in good faith, in accordance with the provisions of Section 102 of the Ordinance and the Rules or any Tax Ruling, this Agreement and the written instructions provided by the Parent Company or the Company, and further provided that such damage, expense or loss does not result from a breach by ESOP of this Agreement or any applicable law.

14.5	Regarding the indemnification under Section 14.3 and 14.4 above, the party that is aware of the claim shall notify the other party, in writing, of any claim, demand and/or legal proceeding received by it in respect of the Services provided by ESOP within three (3) Business Days following its becoming aware of such claim, demand or legal proceeding. If the sued party wishes to receive legal services with regard to such claim, demand and/or legal proceeding from any law firm, it must first obtain the other party’s written approval for such law firm’s legal representation and lack of conflict of interest. The parties shall not unreasonably withhold their consent.

To the extent that the sued party chooses to assume such claim, demand or legal proceeding, the other party shall: (i) reasonably assist and cooperate with the defending the claim, demand or legal proceeding and (ii) not reach any settlement or compromise with the claimant, or demander, or executer of the legal proceeding; and (iii) shall not admit any fact or liability; and (iv) shall not consent to arbitration, mediation or any other proceeding, without the sued party’s prior written consent.

14.6	ESOP shall not be obligated to take any action of whatsoever nature, unless it is expressly required to do so under the provisions of this Agreement or of Section 102 of the Ordinance and the Rules or any Tax Ruling.

14.7	ESOP shall not be obligated to take any action which is not within the scope of the Services and which imposes financial liability thereon, unless ESOP receives reasonable assurance from the Parent Company or the Company that ESOP will be reimbursed for such liability.

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14.8	ESOP shall bear no responsibility regarding the validity or correctness of written information provided by the Contact Persons.

15.	Fees

In consideration for the provision of the Services, the Company shall pay ESOP fees, as set out in Exhibit 15.

16.	Term and Termination

16.1	The services provided under this Agreement shall remain in effect until the later of (i) as long as Awards are held or maintained by ESOP; and (ii) until such time as ESOP has fulfilled all of the duties and obligations imposed upon it under the terms of this Agreement and/or any applicable law.

This Agreement may be terminated at any time by any party hereto with at least sixty (60) days advance written notice.

ESOP shall be entitled to resign from its position at such time as it see fit by giving sixty (60) days prior written notice to the Authorized Officer, subject to the approval of the tax authorities (hereinafter: “Date of Resignation”), if such an approval is required, which the Parent Company and/or the Company shall make all reasonable efforts to obtain.

ESOP shall refund pro-rata the proportionate amount of the annual fee and any other pro rata proportionate of fees and commission paid by the Company hereunder, if applicable, concerning the period between the Date of Resignation and the end of the current annual period (in which resignation has occurred).

16.2	The Parent Company and the Company shall be entitled to immediately terminate this Agreement in the event that (a) ESOP or any third party it engages, no longer has all the permits, licenses, or approvals necessary for furnishing the Services; or (b) ESOP, for any other reason, is unable to provide the Services, including, but not limited to, in the event that ESOP is unable to provide services following the Plan’ changes or modification, as prescribed under Section 2.4 above; or (c) ESOP commits a material breach of this Agreement.

16.3	Without derogating from the scope of the above, the Parent Company and/or the Company shall be entitled to remove ESOP from its position, subject to the approval of the tax authorities (which the Parent Company, the Company and ESOP shall make all reasonable efforts to obtain if such an approval is required), at such time as it sees fit upon giving thirty (30) days’ prior written notice to ESOP.

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From the second year of the trust ESOP shall refund pro-rata the proportionate amount of the annual fee and any other pro rata proportionate of fees and commission paid by the Company hereunder, if applicable, concerning the period between the Date of Resignation and the end of the current annual period (in which resignation has occurred).

16.4	ESOP shall cooperate with the Parent Company and/or the Company in the execution of the removal and the appointment of a new service provider, and shall take any reasonable required action to consummate such a removal and appointment, provided however that ESOP shall bear no expenses in connection with said removal and appointment.

16.5	In no event will ESOP or the Parent Company or Company be entitled to claim any loss of income, or loss of profit arising from the termination of this Agreement for any reason.

16.6	Upon termination of this Agreement, ESOP shall grant its written consent to its replacement by the successor trustee and deliver to the successor trustee, immediately, all of the Shares, records and information held in its possession. Subject to the provisions of this Agreement, the Ordinance, and the Rules, ESOP will transfer to the Employees as soon as practicably possible, in accordance with the timeframe detailed in this Agreement monies deposited in Trustee’s accounts for their benefit and shall transfer to the Company as soon as practicably possible any taxes deducted by ESOP under this Agreement, if such monies are held by ESOP.

16.7	For the avoidance of doubt it is hereby clarified that ESOP shall proceed and complete instruction of the Employees given by Employees prior to the final termination of this Agreement.

17.	Miscellaneous

17.1	The Parent Company and/or Company shall notify ESOP in writing, of any change in the terms and conditions of the Plan that can reasonably be expected to affect the Services provided hereunder (“Change Notice”) and the parties shall accordingly implement any required changes to this Agreement.

17.2	This Agreement shall be governed by the laws of the State of Israel without giving effect to the principles of conflict of laws. The exclusive jurisdiction in any matter arising in connection with this Agreement shall be vested in the competent courts of Tel Aviv-Jaffa.

17.3	The addresses of the parties hereto for the purposes of this Agreement are as follows:

Chiasma, Inc.

Attn: Legal Services

60 Wells Avenue, Suite 102,

Newton, MA 02459. U.S.A.

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Chiasma (Israel) Ltd.

Attn: Chaime Orlev

10 Hartom St., Jerusalem 91450

POB 45182, Israel

Fax: +972 2 571 58 86

Email: Chaime@chiasmapharma.com

ESOP Management and Trust Services Ltd.

25 Efaal St,

Petach Tikva, 4951125, Israel

Facsimile: (972) 3-7602636

E-mail: esop-helpdesk@esop.co.il; sarit@esop.co.il; olal@esop.co.il.

Notices from one party to the other shall be sent via registered mail, or facsimile, or by courier, or E-mail. Any notice given by one party to the other shall be deemed delivered within 7 (seven) days of the date of posting if by registered mail, or upon receipt thereof if received by facsimile or email (with a confirmed answerback) or hand delivered.

17.4	For the purposes of this Agreement, and unless the Parent Company and/or Company orders ESOP otherwise, the address of the Employees shall be deemed to be the address provided by the Parent Company or Company to ESOP under Section 17.3 above.

17.5	The Parent Company and the Company hereby inform ESOP that until further notice, the Contact Persons are the following individuals: or any other person designated by the Company and/or the Parent Company (the “Contact Persons”).

17.6	In the event of any contradiction between the provisions of this Agreement and the provisions of the Plan, in any matter directly relating to the relationship between the parties to this Agreement, the provisions of this Agreement shall prevail.

17.7	This Agreement may be amended or modified only by a written document signed by all the parties hereto.

17.8	This Agreement (together with the recitals and exhibits hereto) contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, agreements, commitments and understandings between them with respect thereto not expressly contained herein shall be null and void in their entirety, effective immediately with no further action required.

17.9	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A signed copy of this Agreement received by a party hereto via facsimile will be deemed an original, and binding upon the party who signed it.

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17.10	At any time and from time to time, each party agrees, without further consideration, to take such reasonable actions and to execute and deliver such documents as may be reasonably necessary to effect this Agreement.

17.11	Nothing in this Agreement shall create or confer upon any person or entity, other than the parties hereto, any rights or remedies.

17.12	Should a party to this Agreement not enforce any of its rights pursuant hereto, such shall not be deemed a waiver of that right or of any other rights, unless the same is done expressly and in writing.

17.13	The parties’ agreement to depart from the terms of this Agreement in a particular case or a concession or forbearance given to one party shall not constitute a precedent and no analogy shall be drawn there from in another case.

17.14	Neither party may assign this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, either party may, at its sole option, assign this Agreement and all rights and obligations under it to any business entity that succeeds to all or substantially all of its shares or relevant assets by merger, purchase, sale, operation of law or otherwise, without the other party’s prior consent. Subject to the foregoing restriction, this Agreement shall be binding on, inure to the benefit of, and be enforceable against both the Parent Company, the Company and ESOP, and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

Chiasma, Inc.	ESOP Management and Trust Services Ltd.

By:	By:

Chiasma (Israel) Ltd.

By:

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Exhibit 8.1

Exercise and Hold Procedure

1.	An Employee who wishes to exercise his Options, in whole or in part, and not sell any Shares, shall directly instruct ESOP to exercise the Options (the “Exercise Instruction”).

2.	An Employee who wishes to give an exercise and sale instruction, shall be entitled to:

(i)	Submit an instruction through the Program via the Internet.

(ii)	Give an instruction to ESOP, by fax, in the form of Annex 1 (the “Exercise Application”).

(iii)	Give an Instruction to ESOP by phone. ESOP shall recognize the Employee according to his ID and bank account details

3.	ESOP shall collect the exercise price from the Employee directly and transfer it to the Parent Company’s US account at . ESOP will promptly, but no later than 1 business day following the exercise date, furnish the Company with a notice detailing: (i) name of Employee; (ii) I.D. number; (iii) grant number; (iv) the date of grant; (v) the number of Options exercised; (vi) date of exercise; (vii) exercise price per Share in USD

4.	Without derogating from the aforesaid, the Parent Company’s Transfer Agent shall deliver, promptly, but no later than 3 business days following the exercise date, the Shares resulting from the Exercise Instruction to ESOP through the depositor trust company (hereinafter: “DTC”), according to the details as follows:

Oppenheimer

DTC clearing 571

For the account of: Excellence Nessuah Brokerage Services LTD.

Account Number: G180109568

F/B/O of ESOP in favor of Chiasma’s Employees.

5.	ESOP shall deposit the Shares in the Employee’s Trust Account.

Annex 1

Exercise Application

By Fax No.: 03-7602636	To: ESOP Management & Trust Services, Ltd.

Please verify by phone (in Tel. No. 1700 – 70 - 3767) receipt of application. Instruction shall be delivered to ESOP by 16:45 hours Israeli time on any business day, Monday through Thursday by facsimile.

Instructions are given after 16:45 hours on any day shall be dealt with on the next following business day.

I, the Undersigned Option Holder, hereby state as follows:

I am the owner of              Options to purchase              Shares of Chiasma, Inc. (the “Company”), (respectively: the “Options” and the “Shares”) granted to me on             .

I wish to exercise my Options as follows:

             number of Options to be exercised for a total of              Shares

Optionee Name:

I.D. No.:

Company:

Signature:

Exhibit 8.2

Same Day Sale Procedure

1.	An Employee who wishes to exercise his Options and sell his Shares, in whole or in part, shall directly instruct ESOP to sell the Shares and upon the sell, exercise the Options (the: “Exercise and Sale Instruction”).

2.	An Awardee who wishes to give an exercise and sale instruction, shall be entitled to:

(i)	Submit an instruction through the Program via the Internet.

(ii)	Give an instruction to ESOP, by fax, in the form of Annex 2 (the “Exercise and Sale Application”).

(iii)	Give an Instruction to ESOP by phone. ESOP shall recognize the Awardee according to his ID and bank account details

3.	ESOP will promptly, but no later than 1 business day following the exercise date, furnish the Parent Company with a notice detailing: (i) name of Employee; (ii) I.D. number; (iii) grant number; (iv) the date of grant; (v) the number of Options exercised; (vi) the number of Shares sold (vii) date of exercise; (viii) exercise price per Share in USD.

4.	Without derogating from the aforesaid, the Company instructs ESOP to act as follows:

Out of any amount received from the sale of the Shares, in whole or in part (the “Sale Proceeds”), ESOP will:

4.1	Deduct the exercise price and promptly transfer it to the Exercise Price Account.

4.2	Deduct the applicable tax in accordance with Section 10 of this Agreement

4.3	Deduct its fees, commissions and expenses with respect to the exercise of Options and/or sale of Shares (the “Broker’s commissions and ESOP’s fees”).

5.	Without derogating from the aforesaid, the Parent Company’s Transfer Agent shall deliver, promptly, but no later than 3 business days following the exercise date, the Shares resulting from the Exercise Instruction to ESOP through the depository trust company (hereinafter: “DTC”), according to the details as follows:

Oppenheimer

DTC clearing 571

For the account of: Excellence Nessuah Brokerage Services LTD.

Account Number: G180109568

F/B/O of ESOP in favor of Chiasma’s Employees

6.	ESOP shall treat the Sale Proceeds in accordance with Section 10 of this Agreement and transfer, within 5 business days as of the acceptance of the Sale Proceeds from the Broker, the net Sale Proceeds after deduction of applicable tax as detailed in Section 10 of this Agreement to a bank account requested by the Employee.

7.	ESOP shall not execute instructions given without attaching a necessary document (including documents under W8BEN, W9 forms etc.)

8.	ESOP shall provide the Company and the Employee with a report detailing the Exercise and Sale Instruction’s details.

Annex 2

SDS Application

By Fax No.: 03-7602636	To: ESOP Management & Trust Services, Ltd.

Please verify by phone (in Tel. No. 1700 – 70 - 3767) receipt of application. Instruction shall be delivered to ESOP on any business day, Monday through Friday by facsimile.

Name Of Employee:

I am the owner of              Options to purchase              Shares of Chiasma, Inc. (the “Company”), (respectively: the “Options” and the “Shares”) granted to me on             .

☐	I hereby request that to place with you a Same Day Sell instruction of (amount) options of the Company. at USD per share.

(If I have not specified a sale price, please sell my shares at current market value).

This limit order is good until                      (Date).

(If I have not specified a time limit this limit order is good for 1 day).

Employee’s full name	Signature	Date

My address:

My Telephone number:

My Fax number:

My E-mail address:

Exhibit 8.3

Receiving Shares from Lapse of RSU or ESPP Purchase

1.	Upon vest of RSU or ESPP purchase, the Parent Company shall act as follows:

1.1	The Parent Company will promptly, but no later than the vest or purchase date, furnish ESOP with a notice detailing: (i) name of Employee; (ii) I.D. number; (iii) grant number; (iv) the date of grant; (v) the number of vested RSU or purchased ESPP; and (vi) in case of ESPP the purchase price exercise and the discounted price per Share in USD.

1.2	The Parent Company (or its Transfer Agent, according to the Parent Company’s instruction) shall deliver, promptly, but no later than the vest date or the purchase date, the Shares resulting to ESOP through the depository trust company (hereinafter: “DTC”), according to the details as follows:

Oppenheimer & Co

DTC# 571

For the account of: Excellence Nessuah Brokerage Services LTD.

Account Number: G180109568

1.3	ESOP shall deposit the Shares in the Employee’s Trust Account.

Exhibit 8.4

Sale of Shares Procedure

1.	An Employee will be entitled to sell the Shares, which were deposited with ESOP (the: “Sale Instruction”).

2.	An Awardee who wishes to give a Sale Instruction shall be entitled to:

(i)	Submit an instruction through the Program via the Internet.

(ii)	Give an instruction to ESOP, by fax, in the form of Annex 4 (the “Sale Application”).

(iii)	Give an Instruction to ESOP by phone. ESOP shall recognize the Awardee according to his ID and bank account details

3.	ESOP shall not execute instructions given without attaching a necessary document (including documents under W8, W9 forms etc.).

4.	Without derogating from the aforesaid, the Company instructs ESOP to act as follows:

Out of any amount received from the sale of the Shares, in whole or in part (the “Sale Proceeds”), ESOP will:

4.1	Deduct the applicable tax in accordance with Section 6 of this Agreement

4.2	Deduct its fees, commissions and expenses with respect to the exercise of Options and/or sale of Shares (the “Broker’s commissions and ESOP’s fees”).

5.	ESOP shall treat the Sale Proceeds in accordance with Section 10 of this Agreement and transfer, within 5 business days as of the acceptance of the Sale Proceeds from the Broker, the net Sale Proceeds after deduction of applicable tax as detailed in Section 10 of this Agreement to a bank account requested by the Employee.

6.	ESOP shall provide the Company and the Employee with a report detailing the Sale Instruction’s details.

Annex 4

Sale Application

To: ESOP Management and Trust Service Ltd.	By Fax No. : 972-3-7602636

You must verify by phone (Tel. No. 1700-70-3767 or 972-3-7536823) receipt of application by ESOP.

Name Of Employee: ;	I.D.:

You are holding in trust for me Share(s) of              in accordance with the provisions of the Israeli Tax Ordinance and/or the Service Agreement with my employer                      (the “Company”) dated                     .

I hereby request that you sell                      (amount) shares of              at $             per share.

(If I have not specified a sale price, please sell my shares at current market value).

This limit order is good until              (Date). No more than 30 days.

(If I have not specified a time limit this limit order is good for 1 day).

I hereby give my consent to deduct from the Sale Proceeds (1) all costs and commissions; (2) all taxes and any other compulsory payments according to the Company’s instructions.

Employee’s full name	Signature	Date

My address:

My Telephone number:

My Fax number:

My E-mail address:

Exhibit 8.5

Release of Shares Procedure

1.	At any time after the exercise of the Options or vest of RSU, an Employee will be entitled to release the Shares, which were deposited with ESOP. (the “Release Instruction”).

2.	An Awardee who wishes to give a Release Instruction shall be entitled to:

(i)	Submit an instruction through the Program via the Internet.

(ii)	Give an instruction to ESOP, by fax, in the form of Annex 5 (the “Release Application”).

(iii)	Give an Instruction to ESOP by phone. ESOP shall recognize the Awardee according to his ID and bank account details

3.	ESOP shall not execute instructions given without attaching a necessary document (including documents under W8, W9 forms etc.).

4.	The execution of the Release Instruction shall be subject to payment of all taxes due by Employee and/or an appropriate approval from the assessing officer.

5.	ESOP shall provide the Company and the Employee with a report detailing the Release Instruction’s details.

Annex 5

Release Application

To: ESOP Management and Trust Service Ltd.	By Fax No. : 972-3-7602636

You must verify by phone (Tel. No. 1700-70-3767 or 972-3-7536823) receipt of application by ESOP.

Name of Employee: ;	I.D.:

I am the owner of              Ordinary Shares of              (the “Company”), each having a nominal value of              (the “Shares”).

These Shares are held in trust by you, in accordance with the provisions of the Israeli Income Tax Ordinance and/or the Services Agreement.

I hereby request you to release              Shares and to deliver them to:

US Broker:

DTC:

Account name:

Account No.:

Enclosed please find an approval from the tax authorities or the Company that the tax due had been paid in full*.

*	You may contact ESOP’s call center, at 10:00 - 17:00 hours Israeli time on any Israeli business day, at Tel No. 1700-70-ESOP or +972-3-7536823 in order to receive the calculation of the tax required.

Employee’s full name	Signature	Date

My address:

My Telephone number:

My Fax number:

My E-mail address:

Exhibit 10.7

Name of the Company-

•	The form can be sent to ESOP Sunday through Thursday between 08:00 - 17:00 (Israeli Time) by Fax: 972-3-7602636 or by E-mail: esop-helpdesk@esop.co.il.

•	You must verify the receipt of the form by phone No. 1700 – 70 – 3767 (phone outside of Israel: 972-3-7536823). If you do not verify receipt of this form, ESOP will not execute your instruction.

•	Please note that you must send your request before or together with the transaction order. A request that will be sent at a later date may not apply to existing orders and may only apply to future trades.

Currency choice

Notice: you should choose whether you wish to receive the net proceed in NIS or in US dollars (USD). Please note that the wire commission for USD will be charged in USD.

Please mark only one alternative:

☐	☐
I would like to receive the payment in NIS	I would like to receive the payment in US dollars

*                                 *                                *

Bank account details

For your attention:

ESOP Management and Trust Services will transfer the payment due by a bank wire to the bank account according to the information you provide regarding the account. Therefore, please provide all the necessary bank details of the account to which the net proceed should be wired.

** It is your responsibility to ensure that your bank account can receive the proceeds in the currency you choose. You will be responsible for any commission or fee due as a result of not providing complete and correct details.

Employee’s details:

First name:	Surname:

I.D./Passport #:	Date of birth:

Mobile:	E-mail:

Bank account details:

Full name of the bank: Bank number:

Branch name:	Branch number:

Bank name:	Bank account #:

Account name:

Full address of the bank:

In case the bank is out of Israel –

Swift code:	ABA#:

Please Attach:

(a) a copy of I.D. certificate / Passport.

(b) proof of your bank details (copy of a check or any bank statement containing your bank details).

Without submitting the above, your instruction will not be valid.

Signature	I.D.	Full Name	Date

Please note that the information provided in this form will be the default information for any future transactions. If the details of your bank account change or you wish to have future proceeds wired to a different account, you will be required to submit an updated form

Exhibit 15

Fees and Commissions

The definitions in the Agreement shall apply to this Exhibit.

In consideration for the provision of the Services the Company shall pay ESOP the following amounts:

1.	Retainer:

An annual trust fee, to be paid by the Company at the beginning of each trust year, as follows:

Up to 50 participants: 4,000 USD + VAT Per each year.

For any additional participant: additional 50 USD + VAT Per each year.

2.	Commissions to be paid by the Employees upon each transaction

Sell Commission / Release: 0.25% from the gross proceeds, with no minimum.

USD Transfer Commission: 30 USD per each wire.

NIS Transfer Commission: 22 NIS per each wire.

Please note that the above commission includes the Bank’s commission but does not include foreign brokers’ commissions.

3.	Payroll Services: in case that ESOP shall be required to pay the withheld taxes to the

ITA re ex-employees – 15 USD + VAT per pay slip

4.	Payments Terms-

4.1	All payments, fees and commissions denominated in this Exhibits in United States Dollars shall be paid to in New Israeli Shekels at the Representative Rate of exchange for the United States Dollar published by the Bank of Israel known on the date of actual payment.

4.2	The Parent Company shall pay ESOP within thirty (30) days following the end of the calendar month in which ESOP has submitted the pro forma.